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EXHIBIT 10.1  FORM OF AWARD AGREEMENTS

                                     FORM OF

                        RESTRICTED STOCK AWARD AGREEMENT
           FOR THE OCEAN SHORE HOLDING CO. 2005 EQUITY INCENTIVE PLAN

This Award Agreement is provided to _______________ (the "Participant") by Ocean Shore Holding Co. (the "Company") as of ___________, the date the Compensation Committee awarded the Participant restricted Shares pursuant to the Ocean Shore Holding Co. 2005 Equity Incentive Plan (the "2005 Plan"), subject to the terms and conditions of the 2005 Plan and this Award Agreement:

         1.       NUMBER OF SHARES SUBJECT
                  TO OUR RESTRICTED STOCK AWARD:       _________ Shares
                                                      (subject to
                                                      adjustment as may
                                                      be necessary
                                                      pursuant to
                                                      Section 11 of the
                                                      2005 Plan).

         2.       GRANT DATE:       _________

Unless sooner vested in accordance with Section 3 of the Terms and Conditions (attached hereto) or otherwise in the discretion of the Committee, the restrictions imposed under Section 2 of the Terms and Conditions will expire as to the following percentage of the Shares awarded hereunder, on the following respective dates; provided that Participant is then still employed by or in service with the Company or any of its subsidiaries:

    Percentage of               Number of Shares
    Shares Vesting                   Vesting         Vesting Date
    --------------                   -------         ------------
         -----                        -----               -----
         -----                        -----               -----
         -----                        -----               -----
         -----                        -----               -----
         -----                        -----               -----

         IN WITNESS WHEREOF, Ocean Shore Holding Co., acting by and through the Compensation Committee of the Board of Directors of the Company, has caused this Award Agreement to be executed as of the Grant Date.

                                        OCEAN SHORE HOLDING CO.



                                  By:
                                     -------------------------------------------
                                     On behalf of the Compensation Committee
ACCEPTED BY PARTICIPANT:


--------------------------------------------
[                                       ]


---------------------------
Date

TERMS AND CONDITIONS

1. GRANT OF SHARES. The Grant Date and number of Shares underlying a Participant's Restricted Stock Award are stated on page 1 of this Award Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2005 Plan.

2. RESTRICTIONS. The unvested Shares underlying a Participant's Restricted Stock Award are subject to the following restrictions ("Restricted Shares") until they expire or terminate.

(a) Restricted Shares may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered.

(b) If a Participant's employment or service with the Company or any Affiliate terminates for any reason other than as set forth in paragraph (b) of Section 3 hereof, then the Participant forfeits all of his rights, title and interest in and to the Restricted Shares as of the date of termination, and such Restricted Shares shall revert to the Company under the terms of the 2005 Plan.

(c) Restricted Shares are subject to the vesting schedule set forth on page 1 of this Award Agreement.

3. EXPIRATION AND TERMINATION OF RESTRICTIONS. The restrictions imposed under Section 2 will expire on the earliest to occur of the following (the period prior to such expiration being referred to herein as the "Restricted Period"):

(a) As to the percentages of the Shares specified on page 1 of this Award Agreement, on the respective dates specified on page 1; provided the Participant is then still employed by or in service of the Company or an Affiliate; or

(b) Termination of a Participant's employment by reason of death or Disability; or

(c)      A Change in Control.

4. DELIVERY OF SHARES. Once the Shares are vested (SEE VESTING SCHEDULE ON PAGE 1), the 2005 Plan Trustee will distribute the Shares (and accumulated dividends and earnings, if any) in accordance with the instructions it receives from the Participant.

5. VOTING AND DIVIDEND RIGHTS. A Participant, as beneficial owner of the Shares, shall have full voting and dividend rights with respect to the Shares during and after the Restricted Period. If a Participant forfeits any rights he or she may have under this Award Agreement in accordance with Section 2, the Participant shall no longer have any rights as a shareholder with respect to the Restricted Shares or any interest therein and the Participant shall no longer be entitled to receive dividends on such Shares.

     6. CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitali-zation, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust this award to preserve the benefits or potential benefits of this award. Without limiting the foregoing, in the event of a subdivision of the outstand-ing Stock (stock-split), a declaration of a dividend payable in Stock, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the Shares then subject to this Award Agree-ment shall automatically be adjusted proportionately.

7. NO RIGHT OF CONTINUED EMPLOYMENT. Nothing in this Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate a Participant's employment or service at any time, nor confer upon a Participant any right to continue in the employ or service of the Company or any Affiliate.

8. PAYMENT OF TAXES. A Participant may make an election to be taxed upon his or her Restricted Stock Award under Section 83(b) of the Code within 30 days of the Grant Date. If an 83(b) Election is not made,
                                             ----------------------------------
         upon vesting of the Restricted Stock Award the Committee is entitled to require as a condition of delivery: (i) that the Participant remit an amount sufficient to satisfy any and all federal, state and local (if any) tax withholding requirements and employment taxes (I.E., FICA and FUTA), (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from Shares due to the Participant under the 2005 Plan, or (iii) any combination of the foregoing. Any withholding shall comply with Rule 16b-3 or any amendments or successive rule. OUTSIDE DIRECTORS OF THE COMPANY ARE SELF-EMPLOYED AND NOT SUBJECT TO TAX WITHHOLDING.

9. PLAN CONTROLS. The terms contained in the 2005 Plan are incorporated into and made a part of this Award Agreement and this Award Agreement shall be governed by and construed in accordance with the 2005 Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

10. SEVERABILITY. If any one or more of the provisions contained in this Agreement is deemed to be invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

11. NOTICE. Notices and communications under this Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           Ocean Shore Holding Co.
                           1001 Asbury Avenue
                           Ocean City, New Jersey 08226
                           Attn:   The Compensation Committee of the Board
                                   of Directors
                                   c/o Emily Walker- Human Resources Department
         or any other address designated by the Company in a written notice to Participant. Notices to Participant will be directed to the address of Participant then currently on file with the Company, or at any other address given by Participant in a written notice to the Company.

12. SUCCESSORS. This Award Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Award Agreement and the 2005 Plan.

                                     FORM OF

                     INCENTIVE STOCK OPTION AWARD AGREEMENT
           FOR THE OCEAN SHORE HOLDING CO. 2005 EQUITY INCENTIVE PLAN

This Award Agreement is provided to ________________ (the "Participant") by Ocean Shore Holding Co. (the "Company") as of _________, the date the Compensation Committee granted the Participant the right and option to purchase Shares pursuant to the Ocean Shore Holding Co. 2005 Equity Incentive Plan (the "2005 Plan"), subject to the terms and conditions of the 2005 Plan and this Award Agreement:

         1.  OPTION GRANT:                   You have been
                                             granted an INCENTIVE STOCK
                                             OPTION (referred to in this
                                             Agreement as your "Option").
         2.  NUMBER OF SHARES
             SUBJECT TO YOUR OPTION:         ___________ Shares (subject to
                                             adjustment as may be necessary
                                             pursuant to Section 11 of the 2005
                                             Plan).

         3.  GRANT DATE:                     ___________

         4.  EXERCISE PRICE:                 You may purchase Shares covered by
                                             your Option at a price of $_______
                                             per share.

         Unless sooner vested in accordance with Section 2 of the Terms and Conditions (attached hereto) or otherwise in the discretion of the Committee, the Options shall vest (become exercisable) in accordance with the following schedule:

      Continuous Status        Percentage of
      as a Participant         Option Vested/          Number of Shares
      after Grant Date         Number Of Shares      Available for Exercise       Vesting Date
      ----------------         ----------------      ----------------------        ------------


      Less than 1 year              _____                      _____                  ______
           1 year                   _____                      _____                  ______
           2 years                  _____                      _____                  ______
           3 years                  _____                      _____                  ______
           4 years                  _____                      _____                  ______
           5 years                  _____                      _____                  ______

         IN WITNESS WHEREOF, Ocean Shore Holding Co. acting by and through, has caused this Award Agreement to be executed.

                                        OCEAN SHORE HOLDING CO.


ACCEPTED BY PARTICIPANT:         By:
                                    ------------------------------------
                                    On behalf of the Compensation Committee


-----------------------------

                                     [                ]
                                     ------------------

--------------------------
Date

TERMS AND CONDITIONS

1. GRANT OF OPTION. The Grant Date, Exercise Price and number of Shares subject to your Option are stated on page 1 of this Award Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such 2005 Plan. The Company intends this grant to qualify as an Incentive Stock Option.

2. VESTING OF OPTIONS. The Option shall vest (become exercisable) in accordance with the schedule shown on page 1 of this Award Agreement. Notwithstanding the vesting schedule on page 1, the Option will also vest and become exercisable:

(a) Upon a Participant's death or Disability during his or her Continuous Status as a Participant; or

(b)      Upon a Change in Control.

3. TERM OF OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE. The term of the Options will be for a period of ten (10) years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the "Expiration Date"). To the extent not previously exercised, the vested Options will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

         (a) Three (3) months after the termination of the Participant's Continuous Status as a Participant for any reason other than by reason of the Participant's death or Disability.

         (b) Twelve (12) months after termination of the Participant's Continuous Status as a Participant by reason of Disability.

         (c) Twelve (12) months after the date of the Participant's death, if Participant dies while employed, or during the three-month period described in subsection (a) above or during the twelve-month period described in subsection (b) above and before the Options otherwise lapse. Upon the Participant's death, the Options may be exercised by Participant's beneficiary designated pursuant to the Plan.

         (d) At the end of the remaining original term of the Option if the Participant's employment is involuntarily or constructively terminated within twelve (12) months of a Change in Control. Options exercised after three (3) months from the Participant's termination of employment will be treated as Non-Statutory Stock Options for tax purposes.

         The Committee may, prior to the lapse of the Options under the circumstances described in paragraphs (a), (b), (c) or (d) above, extend the time to exercise the Options as determined by the Committee in writing. If the Participant returns to employment with the Company during the designated post-termination exercise period, then the Participant shall be restored to the status the Participant held prior to such termination but no vesting credit will be earned for any period the Participant was not in Continuous Status as a Participant. If the Participant or his or her beneficiary exercises an Option after termination of service, the Options may be exercised only with respect to the Shares that were otherwise vested on the Participant's termination of service.

4. EXERCISE OF OPTION. A Participant may exercise his or her Option by providing:

         (a) a written notice of intent to exercise to Emily Walker in the Human Resources Department at the address and in the form specified by the Compensation Committee of the Board of Directors of the Company from time to time; and

         (b) payment to the Company in full for the Shares subject to such exercise (unless the exercise is a cash-less exercise. Payment for such Shares can be made in cash, Company common stock ("stock swap"), a combination of cash and Company common stock or a "cash-less exercise" (if permitted by the Committee).

5. BENEFICIARY DESIGNATION. A Participant may, in the manner determined by the Committee, designate a beneficiary to exercise his or her rights hereunder and to receive any distribution with respect to the Options upon his or her death. A beneficiary, legal guardian, legal represen-tative, or other person claiming any rights hereunder is subject to all terms and conditions of this Award Agreement and the 2005 Plan, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, the Options may be exercised by the legal representative of the Participant's estate, and payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designa-tion may be changed or revoked by the Participant at any time provided the change or revocation is filed with the Company.

6.       WITHHOLDING.

         (A)   EXERCISE OF INCENTIVE
               STOCK OPTION:
                                            Under this Award Agreement, there
                                            are no regular federal or state
                                            income or employment tax liabilities
                                            upon the exercise of an Incentive
                                            Stock Option (SEE INCENTIVE STOCK
                                            OPTION HOLDING PERIOD), although the
                                            excess, if any, of the Fair Market
                                            Value of the shares of Common Stock
                                            on the date of exercise over the
                                            Option Price will be treated as
                                            income for alternative minimum tax
                                            ("AMT") purposes and may subject you
                                            to AMT in the year of exercise.
                                            Please check with your tax advisor.

         (B)    DISQUALIFYING DISPOSITION:

                                            In the event of a disqualifying
                                            disposition (described below), you
                                            may be required to pay Ocean Shore
                                            Holding

                                            Co. or its Affiliates (based on the
                                            federal and state regulations in
                                            place at the time of exercise) an
                                            amount sufficient to satisfy all
                                            federal, state and local tax
                                            withholding.

          (C)    INCENTIVE STOCK OPTION
                 HOLDING PERIOD:
                                            In order to receive Incentive Stock
                                            Option tax treatment under Section
                                            422 of the Code, you may not dispose
                                            of shares acquired under an
                                            Incentive Stock Option Award (i) for
                                            two (2) years from the Date of Grant
                                            and (ii) for one (1) year after the
                                            date you exercise your Incentive
                                            Stock Option. YOU MUST NOTIFY THE
                                            COMPANY WITHIN TEN (10) DAYS OF AN
                                            EARLY DISPOSITION OF COMMON STOCK
                                            (I.E., A "DISQUALIFYING
                                            DISPOSITION").

7. LIMITATION OF RIGHTS. The Options do not confer to the Participant or the Participant's beneficiary designated pursuant to Paragraph 5 any rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with the exercise of the Options. Nothing in this Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate the Participant's service at any time, nor confer upon the Participant any right to continue in the service of the Company or any Affiliate.

8. STOCK RESERVE. The Company shall at all times during the term of this Award Agreement reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Award Agreement.

9. RESTRICTIONS ON TRANSFER AND PLEDGE. No right or interest of the Participant in the Options may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of the Participant to any other party other than the Company or an Affiliate. The Options are not assignable or transferable by the Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the 2005
         Plan; provided, however, that the Committee may (but need not) permit other transfers. The Options may be exercised during the lifetime of the Participant only by the Participant or any permitted transferee.

10. PLAN CONTROLS. The terms contained in the 2005 Plan are incorporated into and made a part of this Award Agreement and this Award Agreement shall be governed by and construed in accordance with the 2005 Plan. In the event of any actual or alleged conflict between the provisions of the 2005 Plan and the provisions of this Award Agreement, the provisions of the 2005 Plan shall be controlling and determinative.

11. SUCCESSORS. This Award Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Award Agreement and the 2005 Plan.

12. SEVERABILITY. If any one or more of the provisions contained in this Award Agreement is invalid, illegal or unenforceable, the other provisions of this Award Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

13. NOTICE. Notices and communications under this Award Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           Ocean Shore Holding Co.
                           1001 Asbury Avenue
                           Ocean City, New Jersey 08226
                           Attn:  The Compensation Committee of the
                                  Board of Directors
                                  c/o Emily Walker- Human Resources Department

         or any other address designated by the Company in a written notice to the Participant. Notices to the Participant will be directed to the address of Participant then currently on file with the Company, or at any other address given by Participant in a written notice to the Company.

                                     FORM OF

                   NON-STATUTORY STOCK OPTION AWARD AGREEMENT
           FOR THE OCEAN SHORE HOLDING CO. 2005 EQUITY INCENTIVE PLAN

This Award Agreement is provided to _______________ (the "Participant") by Ocean Shore Holding Co. (the "Company") as of _________, the date the Compensation Committee granted the Participant the right and option to purchase Shares pursuant to the Ocean Shore Holding Co. 2005 Equity Incentive Plan (the "2005 Plan"), subject to the terms and conditions of the 2005 Plan and this Award
Agreement:

         1.  OPTION GRANT:             You have been granted a NON-
                                       STATUTORY STOCK OPTION (referred
                                       to in this Agreement as your
                                       "Option"). Your Option is
                                       NOT intended to qualify as
                                       an "incentive stock option"
                                       under Section 422 of the
                                       Internal Revenue Code of
                                       1986, as amended.

         2.  NUMBER OF SHARES
             SUBJECT TO YOUR OPTION:   ________  Shares (subject to adjustment
                                       as may be necessary pursuant to Section
                                       11 of the 2005 Plan).

         3.  GRANT DATE:               ________

         4.  EXERCISE PRICE:           You may purchase Shares covered by your
                                       Option at a price of $______ per share.

         Unless sooner vested in accordance with Section 2 of the Terms and Conditions (attached hereto) or otherwise in the discretion of the Committee, the Options shall vest (become exercisable) in accordance with the following schedule:

             Continuous Status
             as a Participant        Percentage of           Number of Shares
             after Grant Date        Option Vested           Available for Exercise    Vesting Date
           --------------------      -------------           ----------------------    -------------

             Less than 1 year              _____                      _____                _____
                  1 year                   _____                      _____                _____
                  2 years                  _____                      _____                _____
                  3 years                  _____                      _____                _____
                  4 years                  _____                      _____                _____
                  5 years                  _____                      _____                _____

         IN WITNESS WHEREOF, Ocean Shore Holding Co., acting by and through the Compensation Committee of the Board of Directors of the Company, has caused this Award Agreement to be executed.

                                      OCEAN SHORE HOLDING CO.


ACCEPTED BY PARTICIPANT:           By:
                                      ------------------------------------------
                                      On behalf of the Compensation Committee

--------------------------------
[                               ]


--------------------------
Date

TERMS AND CONDITIONS

1. GRANT OF OPTION. The Grant Date, Exercise Price and number of Shares subject to your Option are stated on page 1 of this Award Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the 2005 Plan.

2. VESTING OF OPTIONS. The Option shall vest (become exercisable) in accordance with the schedule shown on page 1 of this Award Agreement. Notwithstanding the vesting schedule on page 1, the Option will also vest and become exercisable:

     (a) Upon a Participant's death or Disability during his or her Continuous Status as a Participant; or

     (b)      Upon a Change in Control.

3. TERM OF OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE. The term of the Options will be for a period of ten (10) years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the "Expiration Date"). To the extent not previously exercised, the vested Options will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

         (a) Three (3) months after the termination of the Participant's Continuous Status as a Participant for any reason other than by reason of the Participant's death or Disability.

         (b) Twelve (12) months after termination of the Participant's Continuous Status as a Participant by reason of Disability.

         (c) Twelve (12) months after the date of the Participant's death, if the Participant dies while employed, or during the three-month period described in subsection (a) above or during the twelve-month period described in subsection (b) above and before the Options otherwise lapse. Upon the Participant's death, the Options may be exercised by the Participant's beneficiary designated pursuant to the 2005 Plan.

         (d) At the end of the remaining original term of the Option if the Participant's employment is involuntarily or constructively terminated within twelve (12) months of a Change in Control.

         The Committee may, prior to the lapse of the Options under the circumstances described in paragraphs (a), (b), (c) or (d) above, extend the time to exercise the Options as determined by the Committee in writing and subject to federal regulations. If the Participant returns to employment with the Company during the designated post-termination exercise period, then the Participant shall be restored to the status the Participant held prior to such termination but no vesting credit will be earned for any period the Participant was not in Continuous Status as a Participant. If the Participant or his or her beneficiary exercises an Option after termination of service, the Options may be exercised only with respect to the Shares that were otherwise vested on the Participant's termination of service.

4. EXERCISE OF OPTION. A Participant may exercise his or her Option by providing:

         (a) a written notice of intent to exercise to Emily Walker in the Human Resources Department at the address and in the form specified by the Compensation Committee of the Board of Directors of the Company from time to time; and

         (b) payment to the Company in full for the Shares subject to such exercise (unless the exercise is a cash-less exercise). Payment for such Shares can be made in cash, Company common stock ("stock swap"), a combination of cash and Company common stock or a "cash-less exercise" (if permitted by the Committee).

5. BENEFICIARY DESIGNATION. A Participant may, in a manner determined by the Committee, designate a beneficiary to exercise his or her rights hereunder and to receive any distribution with respect to the Options upon his or her death. A beneficiary, legal guardian, legal representative, or other person claiming any rights hereunder is subject to all terms and conditions of this Award Agreement and the 2005 Plan, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, the Options may be exercised by the legal representative of the Participant's estate, and payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by the Participant at any time provided the change or revocation is filed with the Company.

6. WITHHOLDING. The Company or any employer Affiliate has the authority and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local (if any) withholding taxes and employment taxes (I.E., FICA and FUTA). OUTSIDE DIRECTORS OF THE COMPANY ARE SELF-EMPLOYED AND ARE NOT SUBJECT TO TAX WITHHOLDING.

7. LIMITATION OF RIGHTS. The Options do not confer to the Participant or the Participant's beneficiary designated pursuant to Paragraph 5 any rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with the exercise of the Options. Nothing in this Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate the Participant's employment at any time, nor confer upon the Participant any right to continue in the service of the Company or any Affiliate.

8. RESTRICTIONS ON TRANSFER AND PLEDGE. No right or interest of the Partici-pant in the Options may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of the Participant to any other party other than the Company or an Affiliate. The Options are not assignable or transferable by the Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the 2005 Plan; provided, however, that the Committee may (but need not) permit other requested transfers. The Options may be exer-cised during the lifetime of the Participant only by the Participant or any permitted transferee.

9. PLAN CONTROLS. The terms contained in the 2005 Plan are incorporated into and made a part of this Award Agreement and this Award Agreement shall be governed by and construed in accordance with the 2005 Plan. In the event of any actual or alleged conflict between the provisions of the 2005 Plan and the provisions of this Award Agreement, the provisions of the 2005 Plan shall be controlling and determinative.

10 SUCCESSORS. This Award Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Award Agreement and the 2005 Plan.

11. SEVERABILITY. If any one or more of the provisions contained in this Award Agreement is invalid, illegal or unenforceable, the other provisions of this Award Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

12. NOTICE. Notices and communications under this Award Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                           Ocean Shore Holding Co.
                           1001 Asbury Avenue
                           Ocean City, New Jersey 08226
                           Attn:  The Compensation Committee of the Board
                                  of Directors
                                  c/o Emily Walker- Human Resources Department

    or any other address designated by the Company in a written notice to the Participant. Notices to the Participant will be directed to the address of Participant then currently on file with the Company, or at any other address given by Participant in a written notice to the Company.

13. STOCK RESERVE. The Company shall at all times during the term of this Agreement reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.